FIRST AMENDMENT TO AMENDED AND RESTATED

MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

by and among

PETROL OIL AND GAS, INC., AS MORTGAGOR

NEODESHA PIPELINE, INC., AS MORTGAGOR

COAL CREEK PIPELINE INC., AS MORTGAGOR

and

LAURUS MASTER FUND, LTD., AS MORTGAGEE

Dated:         As of March 31, 2006

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 FIRST AMENDMENT TO AMENDED AND RESTATED

MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,

FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION dated as of March 31, 2006 (as the same may be amended or otherwise modified from time to time, this “Amendment”) by and among PETROL OIL AND GAS, INC., a Nevada corporation, as Mortgagor (“Petrol”), Neodesha Pipeline, Inc., a Nevada corporation, as Mortgagor (“Neodesha”), Coal Creek Pipeline, Inc., a Nevada corporation, as Mortgagor (“Coal Creek” together with Petrol and Neodesha, each a “Mortgagor” and collectively, “Mortgagors”), and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Mortgagee”).

WITNESSETH

WHEREAS, Mortgagors executed and delivered to Mortgagee that certain Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of October 31, 2005 (as the same may be amended or otherwise modified from time to time, the “Mortgage” capitalized terms not defined herein shall have the meanings given to them in the Mortgage) covering all of the Mortgagors’ interest in and to the Mortgaged Property including, without limitation, all of those certain Oil and Gas Leases and Lands which are described in Exhibit A and/or to which reference may be made in Exhibit A and/or which are covered by any of the leases described on Exhibit A, which Exhibit A is made a part of this Amendment for all purposes, and is incorporated herein by reference as fully as if copied at length in the body of this Amendment at this point;

WHEREAS, the Mortgage was recorded by (a) The Coffey County REGISTER OF DEEDS Office on November 8, 2005 in Mortgage Book 219, pp. 604-732; (b) The Anderson County REGISTER OF DEEDS Office on November 8, 2005 in Mortgage Book 217, p. 1 and following; (c) The Osage County REGISTER OF DEEDS Office on November 10, 2005 in Volume N13, page 262 and following; (d) The Lyon County REGISTER OF DEEDS Office on November 9, 2005 in Volume 390, p. 53 and following; (e) The Franklin County REGISTER OF DEEDS Office on November 8, 2005 in Mortgage Book 410, pp. 193-321; (f) The Douglas County REGISTER OF DEEDS Office on November 9, 2005 in Book 997, pp. 3319-3449; (g) The Wilson County REGISTER OF DEEDS Office on November 8, 2005 in Mortgage Book 290, p. 54 and following; and (h) The Neosho County REGISTER OF DEEDS Office on November 8, 2005 in Volume 357, pp. 223-354;

WHEREAS, Petrol and Mortgagee are entering into a Securities Purchase Agreement dated as of the date hereof (as the same may be amended and otherwise modified from time to time, the “March 2006 Securities Purchase Agreement”) pursuant to which Mortgagee has agreed to purchase an additional note from Petrol in the aggregate principal amount of Five Million Dollars ($5,000,000);

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WHEREAS, Neodesha and Coal Creek are entering into a Reaffirmation and Ratification Agreement dated as of the date hereof in favor of Mortgagee pursuant to which Neodesha and Coal Creek reaffirm their obligations under the Guaranty Agreements and agree that the obligations and liabilities of Petrol under the March 2006 Securities Purchase Agreement shall constitute Guaranty Obligations; and

WHEREAS, it is a condition precedent to the effectiveness of the March 2006 Securities Purchase Agreement that each of the parties hereto shall have executed and delivered this Amendment, hereby amending the Mortgage and each of the parties hereto is willing to do so.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.            The following defined term is hereby added to Section 1.1 of the Mortgage in its appropriate alphabetical order:

“March 2006 Securities Purchase Agreement” shall mean the Securities Purchase Agreement dated as of March 31, 2006 between Petrol and Mortgagee, as amended, modified and supplemented from time to time.

2.            The defined term “Securities Purchase Agreements” in Section 1.1 of the Mortgage is hereby amended in its entirety to provide as follows:

“Securities Purchase Agreements” means, collectively, the October 2004 Securities Purchase Agreement, the October 2005 Securities Purchase Agreement and the March 2006 Securities Purchase Agreement, as each may be amended, modified and supplemented from time to time.

3.            The last sentence of Section 7.16 of the Mortgage is hereby amended in its entirety to provide as follows:

“The maximum principal amount secured by this Mortgage at any one time shall be $23,000,000.”

4.            The granting clauses of the Mortgage are hereby restated in their entirety and incorporated herein and each Mortgagor hereby ratifies and restates such granting clauses as incorporated herein.

5.            The Mortgage, as modified by this Amendment, and all covenants of the Mortgagors made in the Mortgage are hereby ratified and confirmed by each Mortgagor in all respects, and the Mortgage, as so modified, shall continue in full force and effect.

6.            This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties, acting by and through its duly authorized officer, has executed this Amendment on the date of its acknowledgment.

PETROL OIL AND GAS, INC.

BY:_______________________

NAME: Paul Branagan

ITS: President

NEODESHA PIPELINE, INC.

BY:_______________________

NAME: Paul Branagan

ITS: President

COAL CREEK PIPELINE, INC.

BY:_______________________

NAME: Paul Branagan

ITS: President

LAURUS MASTER FUND, LTD.

BY:_______________________

NAME: Eugene Grin

ITS: Director

This Amendment was prepared by, and recorded counterparts should be returned to:

Scott Giordano, Esq.

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

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STATE OF _____________, COUNTY OF _____________, ss:

This instrument was acknowledged before me on ________ ___, 2006 by Paul Branagan, President of each of Petrol Oil and Gas, Inc., Neodesha Pipeline, Inc. and Coal Creek Pipeline, Inc.

(SEAL)

_____________________________

Printed Name:

My commission expires:

STATE OF NEW YORK, COUNTY OF NEW YORK, ss:

This instrument was acknowledged before me on ________ ___, 2006 by Eugene Grin, Director of Laurus Master Fund, Ltd.

(SEAL)

_____________________________

Printed Name:

My commission expires:

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